UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report:  May 22, 2017

(Date of earliest event reported)

GMS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37784	46-2931287
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Crescent Centre Parkway, Suite 800
Tucker, Georgia	30084
(Address of principal executive offices)	(Zip Code)

(800) 392-4619

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 2.02.     Results of Operations and Financial Condition.

GMS Inc. (the “Company”) is engaged in preliminary discussions with certain lenders under its First Lien Credit Agreement, dated April 1, 2014, among GYP Holdings III Corp., as borrower, GYP Holdings II Corp., the financial institutions from time to time party thereto, as lenders, and Credit Suisse AG, as administrative agent and collateral agent (as amended, modified or supplemented from time to time, the “Credit Agreement”), to opportunistically amend the Credit Agreement to improve certain of its terms, including the interest rate and maturity.  In connection with the potential amendment, on May 22, 2017, the Company disclosed to the lenders under the Credit Agreement certain preliminary financial information for the three months and fiscal year ended April 30, 2017.  The preliminary financial information is furnished as Exhibit 99.1 hereto and incorporated herein by reference.  Consummation of the potential amendment will depend, among other things, on lender participation, and therefore, there can be no assurance that any terms of the Credit Agreement will be improved as discussed above.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 7.01.     Regulation FD Disclosure.

The disclosures contained in Item 2.02 above, including Exhibit 99.1 attached hereto, are hereby incorporated by reference into this Item 7.01.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 hereto, shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is filed with this report:

Exhibit No.	Description

99.1	Preliminary financial information as of May 22, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GMS INC.

By:	/s/ H. Douglas Goforth
Name: H. Douglas Goforth
Title: Chief Financial Officer

Date: May 22, 2017

EXHIBIT INDEX

Exhibit No.	Description

99.1	Preliminary financial information as of May 22, 2017.